UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Chevron Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 28, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting, Proxy Statement and 2007 Annual Report are available at www.proxyvote.com

To view this material, have the 12-digit Control # (located on the following page) available and visit: www.proxyvote.com and follow the instructions.

If you want to receive a paper or email copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 12, 2008 to facilitate timely delivery. You will have an opportunity to make a request to receive paper copies for all future meetings or only for the 2008 Annual Meeting of Stockholders.

Please note: you must use the 12-digit Control # (located on the following page) when requesting a copy of the proxy materials.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com

**If requesting material by email please send a blank email with the 12-digit Control # (located on the following page) in the subject line.

CHEVRON CORPORATION

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for information on how to attend the meeting and vote in person, including any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on May 27, 2008. Have your notice, which contains the 12-digit control number, in hand when you access the website and follow the instructions.

Annual Meeting of Stockholders

· Meeting Date:	May 28, 2008
· Meeting Time:	8:00 a.m., PDT (doors open at 7:30 a.m.)
· Meeting Location:	Chevron Park Auditorium
6001 Bollinger Canyon Road
San Ramon, California 94583-2324

B1CVR2

Voting items
Your Board recommends a vote FOR and, unless you vote “Against” or “Abstain,” your proxy holders (or, if applicable, fiduciaries) will vote FOR the election of the following Directors 1a through 1o:
Your Board recommends a vote FOR and, unless you vote “Against” or
1a.	S. H. Armacost	“Abstain,” your proxy holders (or, if applicable, fiduciaries) will vote
FOR management proposals 2 and 3:
1b.	L. F. Deily
		2.	Ratification of Independent Registered Public Accounting Firm
1c.	R. E. Denham
		3.	Proposal to amend Chevron’s Restated Certificate of Incorporation
1d.	R. J. Eaton		to Increase the Number of Authorized Shares of Common Stock

1e.	S. Ginn
Your Board recommends a vote AGAINST and, unless you vote “For”
1f.	F. G. Jenifer	or “Abstain,” your proxy holders (or, if applicable, fiduciaries) will vote AGAINST stockholder proposals 4, 5, 6, 7, 8 and 9.
1g.	J. L. Jones
		4.	Adopt Policy to Separate the CEO/Chairman Positions
1h.	S. Nunn
		5.	Adopt Policy and Report on Human Rights
1i.	D. J. O’Reilly
		6.	Report on Environmental Impact of Canadian Oil Sands Operations
1j.	D. B. Rice
		7.	Adopt Goals and Report on Greenhouse Gas Emissions
1k.	P. J. Robertson
		8.	Review and Report on Guidelines For Country Selection
1l.	K. W. Sharer
		9.	Report on Host Country Laws
1m.	C. R. Shoemate

1n.	R. D. Sugar		Additional items

1o.	C. Ware

B1CVR3

Voting Instructions

B1CVR4